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                                                                EXHIBIT NO. 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 20, 1994, incorporated by reference in the Annual Report on Form 10-K of National Service Industries, Inc. for the fiscal year ended August 31, 1994 and to all references to our firm included in this registration statement.



                                                         s/Arthur Andersen LLP


Atlanta, Georgia
June 29, 1995